                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 19, 2000
                                                         ----------------


                          Discover Card Master Trust I
            ---------------------------------------------------------
               (Exact name of registrant as specified in charter)



        Delaware                    0-23108                    51-0020270
        --------                    -------                    ----------
       (State of                  (Commission                 (IRS Employer
     Organization)                File Number)              Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                              19720
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(Address of principal executive offices)                        (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable

Item 5.  Other Events

               On October 19, 2000, the registrant made available to investors a prospectus supplement, dated October 17, 2000, and prospectus, dated October 17, 2000, with respect to the issuance of $1,000,000,000 aggregate principal amount of Series 2000-8 Floating Rate Class A Credit Card Pass-Through Certificates and $52,632,000 aggregate principal amount of Series 2000-8 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I (the "Trust"), pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Discover Bank (formerly Greenwood Trust Company) ("Discover") as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement for Series 2000-8, to be dated as of October 24, 2000, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

               In connection with the issuance of Series 2000-8, Latham & Watkins, counsel to Discover and the Trust, has delivered (i) an opinion to Discover (as originator of the Trust), dated October 20, 2000, regarding the legality of the Series 2000-8 Floating Rate Class A Credit Card Pass-Through Certificates and the Series 2000-8 Floating Rate Class B Credit Card Pass-Through Certificates upon issuance and sale thereof on October 24, 2000; and (ii) an opinion to Discover (as originator of the Trust), dated October 20, 2000, as to certain federal tax matters concerning the Series 2000-8 Floating Rate Class A Credit Card Pass-Through Certificates and the Series 2000-8 Floating Rate Class B Credit Card Pass-Through Certificates. A copy of the opinion as to legality is attached as Exhibit 5, and the opinion as to certain tax matters is attached as Exhibit 8.

Item 7.        Exhibits

Exhibit No.    Description
-----------    -----------

Exhibit 5      Opinion of Latham & Watkins.

Exhibit 8 Opinion of Latham & Watkins as to certain federal tax matters concerning the Class A Certificates and Class B Certificates of Series 2000-8.

Exhibit 23     Consent of Latham & Watkins (included in Exhibit 5).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         Discover Card Master Trust I
                                          (Registrant)


                                         By:  Discover Bank
                                              (Originator of the Trust)



Date:  October 20, 2000                  By: /s/ MICHAEL F. RICKERT
                                             -----------------------------------
                                             Michael F. Rickert
                                             Assistant Vice President and
                                             Assistant Treasurer

                                INDEX TO EXHIBITS

Exhibit No.     Description
-----------     -----------

Exhibit 5       Opinion of Latham & Watkins.

Exhibit 8 Opinion of Latham & Watkins as to certain federal tax matters concerning the Class A Certificates and Class B Certificates of Series 2000-8.

Exhibit 23      Consent of Latham & Watkins (included in Exhibit 5).